UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 7, 2011

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Seventh Avenue

New York, New York

10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On September 8, 2011, Comverse Technology, Inc. (the “Company”) issued a press release providing selected financial information for the three months ended July 31, 2011. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety herein.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 7, 2011, the Company’s Board of Directors (the “Board”) approved Amended and Restated By-Laws of the Company (the “By-Laws”) to effect the amendments described below.

Article II, Section 6 of the By-Laws was amended to add language, which provides that, if the date of the annual meeting is more than 30 days earlier or later than the first anniversary date of the most recent annual meeting, in order to timely submit any business to the annual meeting, shareholders must submit proper notice of such business no later than the close of business on the tenth day following the date on which public announcement of the date of the annual meeting is made by the Company, provided, however, that, in respect of the annual meeting of shareholders to be held in 2012, a shareholder’s notice will be considered timely if received on or before March 31, 2012.

In addition, Article IV, Section 3 of the By-Laws was amended to add language, which provides that, if the date of the annual meeting is more than 30 days earlier or later than the first anniversary date of the most recent annual meeting, in order to timely nominate one or more persons for election as directors at an annual meeting, shareholders must submit proper notice of nomination no later than the close of business on the tenth day following the date on which public announcement of the date of the annual meeting is made by the Company, provided, however, that, in respect of the annual meeting of shareholders to be held in 2012, a shareholder’s notice will be considered timely if received on or before March 31, 2012.

The foregoing description of the amendments to the By-Laws is not complete and is qualified in its entirety by the By-Laws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

3.1	By-Laws, as amended and restated on September 7, 2011

99.1	Press Release of Comverse Technology, Inc., dated September 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: September 8, 2011	By:	/s/ Shefali A. Shah
	Name:	Shefali A. Shah
	Title:	Senior Vice President, General Counsel and Corporate Secretary

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